UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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                Date of Report (Date of earliest event reported):
                      February 9, 2006 (February 9, 2006)


                        Commission file number: 0-22773


                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)


            NEVADA                                               95-4627685
(State or other Jurisdiction of                            (I.R.S. Employer NO.)
Incorporation or Organization)


              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 (Address of principal executive offices) (Zip Code)


                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)











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Item 2.02  Results of Operations and Financial Condition.

On February 9, 2006, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter ended December 31, 2005. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1  News Release dated February 9, 2006.





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                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    February 9, 2006                      /s/ Naeem Ghauri
                                               ---------------------------
                                               NAEEM GHAURI
                                               Chief Executive Officer


Date:    February 9, 2006                      /s/  Tina Gilger
                                               ---------------------------
                                               TINA GILGER
                                               Chief Financial Officer















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